UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Pervasive Software Inc.

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PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

October 8, 2012

TO THE STOCKHOLDERS OF PERVASIVE SOFTWARE INC.

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pervasive Software Inc. (the “Company”), which will be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 12, 2012 at 9:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John E. Farr

President, Chief Executive Officer and Director

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held November 12, 2012

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pervasive Software Inc. (the “Company”) will be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 12, 2012 at 9:00 a.m. local time for the following purposes:

1.	To elect three directors of the Board of Directors to serve until their three-year term expires or until their successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on September 21, 2012 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 12365 Riata Trace Parkway, Building B, Austin, Texas, during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order of the Board of Directors,

Randall G. Jonkers

Secretary

Austin, Texas

October 8, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Of Stockholders to be Held on November 12, 2012

The Pervasive Software Inc. Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2012 are available at http://www.edocumentview.com/PVSW.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 12, 2012

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Pervasive Software Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 12, 2012 at 9:00 a.m. local time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 8, 2012. Please note that the Company qualifies as a “smaller reporting company” for the fiscal year ended June 30, 2012, under the applicable rules of the Securities and Exchange Commission (the “SEC”). Accordingly, these proxy materials reflect the scaled disclosure requirements available to smaller reporting companies.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 21, 2012, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 16,564,046 shares of Common Stock outstanding. Each stockholder of record on September 21, 2012 is entitled to one vote for each share of Common Stock held by such stockholder on September 21, 2012. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.    Directors are elected by a plurality of the votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The three nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2.    Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and our Annual Report on Form 10-K for the year ended June 30, 2012 are available at http://www.edocumentview.com/PVSW.

We post our proxy statements and annual reports on Form 10-K on our website as soon as reasonably practicable after they are electronically filed with the Securities and Exchange Commission. All such filings on our website are available free of charge. The information on our website is not incorporated into this Proxy Statement. Our corporate website is www.pervasive.com.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (as set forth in Proposal No. 1) and FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may retain the services of a proxy solicitation service to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. In addition, the Company may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, electronic transmission, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has authorized seven directors. In accordance with the terms of the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes: Class I, John E. Farr and David R. Bradford, whose term will expire at the 2013 Annual Meeting; Class II, Shelby H. Carter, Jr. and Nancy R. Woodward, whose term will expire at the 2014 Annual Meeting; and Class III, David A. Boucher, Jeffrey S. Hawn and Michael E. Hoskins, whose term will expire at the 2012 Annual Meeting. At the 2012 Annual Meeting, three directors will be elected to serve as the Class III directors until the Annual Meeting to be held in 2015 or until their respective successors are elected and qualified. The Board of Directors has selected three nominees as the nominees for Class III. The nominees for the Board of Directors are each currently directors of the Company and are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. Each person nominated for election has agreed to serve if elected, and as of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Class III Directors with Terms Ending in 2015

Set forth below is information regarding the nominees, including their ages as of October 8, 2012, the period during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered. Our Board of Directors has determined that each of the following nominees for director is an independent director as defined by applicable SEC rules and NASDAQ listing standards: David A. Boucher and Jeffrey S. Hawn.

Name	Director Since	Age
David A. Boucher	1995	62
Jeffrey S. Hawn	2003	48
Michael E. Hoskins	2003	58

Mr. Boucher has served as one of our directors since October 1995. Mr. Boucher has served as a General Partner of Applied Technology, a venture capital firm, since January 1993. From January 1981 to August 1992, Mr. Boucher served as President and Chief Executive Officer of Interleaf, Inc., an electronic publishing software developer. We believe Mr. Boucher is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Hawn has served as one of our directors since February 2003. Mr. Hawn currently serves as Chairman and CEO of The Attachmate Group, a position he assumed in May 2005. Prior to that, he was an Operating Partner of JMI-Inc., a private equity firm, a role he assumed in April 2004. Previously, he served as Senior Vice President of Operations for BMC Software, Inc., a leading provider of enterprise management solutions, from July 2000 to March 2004 and as a partner with McKinsey & Company, a leading management consulting firm, from July 1990 to July 2000. Mr. Hawn received a B.S. in Mechanical Engineering from Southern Methodist University and an M.B.A. from the University of Texas at Austin. We believe Mr. Hawn is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Hoskins has served as our General Manager of Big Data Products and Solutions since September 2011, as Chief Technology Officer since June 2004, as General Manager of Integration Products from October 2006 to September 2011 (and previously from December 2003 to June 2004) and as Executive Vice President since

February 2009. Mr. Hoskins has also served as a director since December 2003. Prior to joining Pervasive, Mr. Hoskins served as President and director of Data Junction Corporation for 15 years. Mr. Hoskins joined Data Junction in 1988 as Vice President of Sales. Mr. Hoskins graduated from Bowling Green State University with a Bachelor of Business Administration and a major in Finance. We believe Mr. Hoskins is qualified to serve on our Board of Directors based on his active involvement with the Company since its acquisition of Data Junction Corporation in 2003, his active involvement with Data Junction Corporation from 1988 to 2003 and his service as the Chief Technology Officer of the Company since 2004.

Directors Not Standing for Election

Set forth below is information regarding the continuing directors of the Company, including their ages, the period in which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Name	Director Since	Age
David R. Bradford	1995	61
Shelby H. Carter, Jr.	1996	81
John E. Farr	2006	52
Nancy R. Woodward	1994	56

Mr. Bradford has served as one of our directors since October 1995. Since November 2011, Mr. Bradford has served as the CEO of HireVue, a cloud based digital interviewing system changing the way people are recruited and interviewed in the corporate world. Mr. Bradford also currently serves as Chairman of the Advisory Board of Fusion-io, a public company for which he previously served as CEO from June 2008 to April 2010. Fusion-io has ushered in a new era of application-centric, solid-state storage solutions for the corporate enterprise. He has also been engaged in a number of entrepreneurial endeavors including the launch of several web-related companies from June 2006 to present and also serves on the Advisory Boards for a number of private companies. From April 2005 to June 2006, Mr. Bradford served as a Partner for the law firm of Greenberg Traurig working out of their Orange County, California office. From July 2000 to April 2005, Mr. Bradford worked as a consultant to a number of private equity funds, General Counsel to Dynix Corporation, a leading supplier of library software and services, and General Counsel to Utah Governor Jon M. Huntsman’s transition team. Mr. Bradford served as Senior Vice President and General Counsel of Novell, Inc., a networking software company, from 1985 until July 2000. Mr. Bradford received a B.A. in Political Science, a J.D. from Brigham Young University and an M.B.A. from Pepperdine University. We believe Mr. Bradford is qualified to serve on our Board of Directors based on his history of entrepreneurial endeavors and extensive business and legal experience with various technology companies.

Mr. Carter has served as one of our directors since August 1996 and as Chairman of the Board since January 2004. Since January 1986, Mr. Carter has served as a distinguished adjunct professor at the University of Texas Graduate School of Business and College of Business Administration. Mr. Carter has founded several successful high technology companies. Mr. Carter received a B.B.A. from the University of Texas at Austin. We believe Mr. Carter is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Farr has served as our President and Chief Executive Officer and as one of our directors since January 2006. Previously, Mr. Farr served as our Chief Financial Officer from July 2001 to January 2006, as Vice President, Finance, from October 1998 to July 2001, as Director of Finance from April 1997 to October 1998 and as Controller from November 1994 to April 1997. Prior to joining Pervasive, Mr. Farr served as an auditor and in audit management for KPMG LLP, an international accounting firm, from 1982 to 1994. Mr. Farr received a B.B.A. in Accounting from Southwestern University. We believe Mr. Farr is qualified to serve on our Board of Directors based on his active involvement with the Company since its inception, his service as the Chief Executive Officer of the Company for almost seven years and his background and experience in corporate finance and accounting matters.

Ms. Woodward is one of our founders and has served as a director since our inception. Ms. Woodward served as Chairman of the Board from inception through June 2002 and has served as Vice Chairman of the Board since July 2002. Ms. Woodward received a B.S. in Computer Science from the University of Michigan. We believe Ms. Woodward is qualified to serve on our Board of Directors based on her active involvement with the database business of the Company as a founder of the business when it was initially launched in the early 1980s as Softcraft, Inc., as a member of senior management when the business was later acquired by Novell, Inc. in 1987 and then as a director when the business was spun out of Novell, Inc. in the form of Pervasive Software Inc. in 1994.

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2012, the Board of Directors held four meetings and acted by written consent on three occasions. For the fiscal year, each of the directors during the term of his or her tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

During the fiscal year ended June 30, 2012, the Audit Committee of the Board of Directors held seven meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent accountants, the scope of the annual audits, fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company. The Audit Committee charter is available on our corporate website at www.pervasive.com. The members of the Audit Committee are Mr. Boucher, Mr. Bradford and Mr. Hawn. The Board of Directors has determined that each of the members of the Audit Committee is an independent director as that term is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Hawn is an “audit committee financial expert,” as defined by the Securities and Exchange Commission guidelines.

Compensation Committee

During the fiscal year ended June 30, 2012, the Compensation Committee of the Board of Directors held four meetings and acted by written consent on three occasions. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The Compensation Committee has adopted a written charter which is available on our corporate website at www.pervasive.com. The members of the Compensation Committee are Mr. Boucher, Mr. Carter and Mr. Hawn. All of the members of our Compensation Committee are independent under the applicable rules and regulations of the SEC and NASDAQ, Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code.

Nominating Committee

The Nominating Committee selects candidates for open Board of Directors positions among other responsibilities and duties. There are certain minimum qualifications for Board members that director candidates should possess, including those related to character, judgment, diversity, age, expertise, corporate experience, length of service, and other commitments. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is important that the members of the Board of Directors represent diverse viewpoints. Accordingly, the Nominating Committee considers issues of diversity in identifying and evaluating director nominees, including differences in education, professional experience, viewpoints, technical skills and individual expertise. Other factors that are considered include meeting applicable independence standards for directors (where independence is required) as defined in Rule 5605 of the NASDAQ Stock Market, Inc. (“NASDAQ”), and absence of conflicts of interest. The Nominating Committee may modify minimum qualifications from time to time, as it deems necessary and/or appropriate. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary.

The Nominating Committee identifies, considers, and recommends candidates to fill new positions or vacancies on the Board, and reviews candidates recommended by stockholders. In performing these duties, the Nominating Committee has the authority to retain and terminate any search firm used to identify Board candidates and also has the authority to approve the search firm’s fees and other retention terms.

The Nominating Committee will consider nominees recommended by Company stockholders provided that such recommendations are submitted to the Company not more than 90 days and not less than 60 days prior to the first anniversary of the preceding year’s annual meeting. Such notice must set forth, as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the stockholder as appearing on the Company’s books and of such beneficial owner and the class and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner. To date, the Company has not received director candidate nominations from its stockholders. However, the Nominating Committee will consider director candidate nominations by stockholders and will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. The Nominating Committee consists of Messrs. Carter and Hawn, both of whom are independent under the standards established by NASDAQ.

During the fiscal year ended June 30, 2012, the Nominating Committee held two meetings. The Nominating Committee operates under a charter, which is available on our corporate website at www.pervasive.com. All committee members are independent under the standards established by NASDAQ.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors does not have a policy regarding whether the roles of Chairman of the Board and Chief Executive Officer should be separate and, if separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board of Directors believes that it should be able to determine the appropriate Board leadership structure from time to time in any manner that is in the best interests of us and our stockholders. Our current Board leadership structure separates the roles of Chairman of the Board and Chief Executive Officer with Mr. Carter serving as the Chairman of the Board and Mr. Farr serving as Chief Executive Officer. The Board of Directors’ independent directors and management directors have different perspectives and roles in strategic development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer and the other management director bring Company-specific experience and expertise.

Our Board of Directors oversees risk management in a number of ways. Our Audit Committee oversees the management of financial and accounting related risks as an integral part of its duties. Similarly, our Compensation Committee considers risk management when setting the compensation policies and programs for our executive officers and other employees. Our full Board of Directors receives reports on various risk related items at each of its regular meetings including risks related to intellectual property, taxes, products and employees. Our Board of Directors also receives periodic reports on our efforts to manage such risks through insurance or self-insurance.

Statement on Corporate Governance

We have reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC and the NASDAQ’s corporate governance listing standards regarding corporate governance policies and processes, and we believe that we are in compliance with the rules and listing standards. You can access the charters of our Audit Committee, Compensation Committee and Nominating Committee free of charge on our website at www.pervasive.com or by writing to us at Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727 Attn: Investor Relations. We encourage, but do not require, our Board members to attend the annual stockholders meeting. Last year, one of our directors attended the annual stockholders meeting. We have adopted the following NASDAQ standards for director independence:

•

No director qualifies as “independent” if such person has a relationship, which, in the opinion of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•

A director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries is not “independent” until three years after the end of such employment relationship;

•

A director who accepts, or whose immediate family member accepts, more than $120,000 per year in the past three years in compensation from us or any of our subsidiaries, other than certain permitted payments such as compensation for Board or Board committee service, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan, or non-discretionary compensation, is not “independent”;

•

A director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization in which we made, or from which we received, payments for property or services in the current or any of the three past fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs, is not “independent” until three years after falling below such threshold;

•

A director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our or any of our subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

•

A director who is, or who has a family member who is, a current partner of our outside auditors, Grant Thornton LLP, or was a partner or employee of Grant Thornton LLP who worked on our audit, is not “independent” until three years after the end of such affiliation or employment relationship.

•	The independent directors are Mr. Carter, Mr. Boucher, Mr. Bradford, Mr. Hawn, and Ms. Woodward.

Director Compensation

Non-employee directors receive $1,500 per meeting attended and $500 per Committee meeting attended, plus a retainer of $10,000 annually for serving on the Board of Directors. The Chairman of the Board of Directors also receives an additional monthly retainer of $3,000 for serving as the Chairman. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings.

Directors who are also employees of the Company are eligible to participate in the Company’s Bonus Plan. In addition, all directors are eligible to receive equity-based awards under the 2006 Equity Incentive Plan.

The Board of Directors periodically reviews compensation levels for directors. In light of recent legislative and regulatory developments impacting the time and risk associated with being a member of any board of directors and the number of independent directors required to satisfy requirements to be effective in the future, the Board may in the coming year consider increases in director compensation and the recruitment of additional independent directors.

Stockholder Communications with Directors

The Company provides for a process for stockholders to communicate with the Board of Directors. Stockholders may send written communication to the attention of the Board, a specific Board member or committee, in care of Pervasive Software Inc., Attn: Randall G. Jonkers, Secretary, 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The Company is asking the stockholders to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Grant Thornton LLP.

In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee or the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee or the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Recommendation of the Board of Directors

UPON THE RECOMMENDATION OF OUR AUDIT COMMITTEE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

Audit Services

Subject to ratification by the stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the consolidated financial statements of the Company for fiscal year 2013.

Total Fees

The following table presents fees for professional audit services rendered for the audit of the Company’s annual financial statements by Grant Thornton LLP for the fiscal years ended June 30, 2012 and 2011 and fees billed for other services rendered by Grant Thornton LLP during those periods. All fiscal 2012 fees described below were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy described below.

	Fiscal 2012	Fiscal 2011
Audit Fees (1)	$228,644	$220,172
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—

Footnotes:

(1)	Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton for the fiscal years ended June 30, 2012 and June 30, 2011 in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements by Grant Thornton that are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for the preparation of federal and state tax compliance, tax advice and tax planning. No tax fees were paid to Grant Thornton in the fiscal years ended June 30, 2012 or June 30, 2011.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

In making its recommendation to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013, the Audit Committee has considered whether services other than audit and audit-related services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has adopted a policy requiring pre-approval by the Audit Committee of all audit and non-audit services to be provided to the Company by the independent auditor and other accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). Pursuant to the policy, management presents to the Audit Committee any audit and non-audit services proposed to be provided to the Company. After an opportunity to ask the management any related questions, the Audit Committee then approves or rejects such services. The Audit Committee also has the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. In accordance with this policy, the Audit Committee has given its approval for the provision of all audit and other services by Grant Thornton LLP for the fiscal year ended June 30, 2012.

AUDIT COMMITTEE REPORT1

The Securities and Exchange Commission rules require the Company to include in its proxy statement a report from the Audit Committee of the Board of Directors. The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter approved by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in compliance with the applicable requirements for corporate audit committees. The Audit Committee reviews and reassesses the adequacy of its charter annually.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with applicable accounting standards, laws and regulations. Grant Thornton LLP, the Company’s independent auditor for fiscal year 2012, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

The members of the Audit Committee are not functioning as professional accountants or auditors or experts in the fields of accounting or auditing, and their responsibilities are not intended to duplicate or to certify the activities of management or Grant Thornton LLP. The Audit Committee serves a Board of Directors-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee members in business, financial and accounting matters.

Among other matters, the Audit Committee, acting on authority granted to it by the Board of Directors, selects the independent auditors to audit the annual financial statements and review the quarterly financial statements of the Company. The Audit Committee then monitors the activities and performance of the independent auditors, including the overall audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to provide non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the independent audit with regard to the adequacy and appropriateness of the Company’s internal financial and accounting controls, including computerized information system controls and security. The Audit Committee meets with management and the independent auditors, both together and separately, as it deems necessary, to discuss significant business risks and exposures and controls in place to effectively manage such risks. The Audit Committee also reviews the qualitative judgments concerning the appropriateness and acceptability of accounting principles adopted, estimates made and financial disclosures.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Grant Thornton LLP has represented to the Audit Committee that its presentations included the matters required to be discussed

[1]	The information above regarding the Audit Committee is not “soliciting” material and is not deemed “filed” with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, as amended whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

by the independent auditor as set forth in the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Grant Thornton LLP also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence with respect to the Company.

Based on the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012.

Audit Committee

David A. Boucher

David R. Bradford

Jeffrey S. Hawn

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2012, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of August 31, 2012, there were 16,531,746 shares of the Company’s common stock outstanding.

	Shares Beneficially Owned as of August 31, 2012 (1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
Royce & Associates LLC (3)	1,461,500	8.8%
745 Fifth Street, New York, NY 10151-0099
Dimensional Fund Advisors LP (4)	1,383,281	8.4%
6300 Bee Cave Road, Austin, TX 78746-5149
Dialectic Capital Management, LLC (5)	1,381,512	8.4%
875 Third Avenue, 15th Floor, New York, NY 10022-6225
Ariel Investments LLC (6)	866,065	5.2%
200 East Randolph Drive, Suite 2900, Chicago, IL 60601-6505
John E. Farr (7)	1,088,750	6.6%
Paul Lance Speck (8)	127,333	*
Gilbert Van Cutsem (9)	150,000	*
Michael E. Hoskins (10)	1,696,135	10.1%
David A. Boucher (11)	131,674	*
David R. Bradford (12)	75,000	*
Shelby H. Carter, Jr. (13)	150,000	*
Jeffrey S. Hawn (14)	140,000	*
Nancy R. Woodward (15)	204,822	1.2%
All current directors and executive officers as a group (11 persons) (16)	4,109,523	23.7%

*	Less than 1% of the outstanding shares of Common Stock

Footnotes:

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise specified, each beneficial owner’s address is 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.
(2)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2012.
(3)	Beneficial ownership calculations for Royce & Associates LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Royce & Associates LLC as of June 30, 2012 with the Securities and Exchange Commission.

(4)	Beneficial ownership calculations for Dimensional Fund Advisors LP are based solely on a publicly-filed Holdings Report on Form 13F filed by Dimensional Fund Advisors LP as of June 30, 2012 with the Securities and Exchange Commission. Dimensional Fund Advisors LP has sole voting power over 1,370,752 of the reported shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in this table are owned by the Funds.
(5)	Beneficial ownership calculations for Dialectic Capital Management, LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Dialectic Capital Management, LLC as of June 30, 2012 with the Securities and Exchange Commission. Dialectic Capital Management, LLC, John Fichthorn and Luke Fichthorn have shared voting and dispositive power over the securities held by Dialectic Capital Management, LLC.
(6)	Beneficial ownership calculations for Ariel Investments LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Ariel Investments LLC as of June 30, 2012 with the Securities and Exchange Commission
(7)	Includes options exercisable for 190,000 shares of Common Stock and 100,000 shares of unvested restricted stock and 600,000 shares which have been pledged as security for a loan.
(8)	Includes options exercisable for 44,500 shares of Common Stock and 58,000 shares of unvested restricted stock.
(9)	Includes options exercisable for 100,000 shares of Common Stock and 50,000 shares of unvested restricted stock.
(10)	Includes options exercisable for 195,000 shares of Common Stock, 50,000 shares of unvested restricted stock and 1,250,000 shares held by Rotenburg, L.P. (of which 500,000 shares have been pledged as security for a loan).
(11)	Includes options exercisable for 40,000 shares of Common Stock and 25,000 shares of unvested restricted stock.
(12)	Includes options exercisable for 40,000 shares of Common Stock and 25,000 shares of unvested restricted stock.
(13)	Includes options exercisable for 90,000 shares of Common Stock and 25,000 shares of unvested restricted stock.
(14)	Includes options exercisable for 30,000 shares of Common Stock and 25,000 shares of unvested restricted stock.
(15)	Includes options exercisable for 40,000 shares of Common Stock and 25,000 shares of unvested restricted stock.
(16)	Includes options exercisable for 799,500 shares of Common Stock and 463,000 shares of unvested restricted stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table presents information concerning the total compensation of our Chief Executive Officer and the two other most highly compensated officers (the “Named Executive Officers”) for services rendered to the Company in all capacities for the fiscal years ended June 30, 2012 and June 30, 2011:

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)	Total ($)
Farr, John	2012	$275,000	$582,000	$12,561	$3,385	$872,946
CEO	2011	$275,000	—	$13,289	$3,437	$291,726
Van Cutsem, Gilbert (4)	2012	$209,628	$297,500	$517,041	$1,942	$1,026,111
GM, Database Division	2011	$212,040	—	$352,109	$2,793	$566,942
Speck. Paul Lance	2012	$182,692	$242,400	$112,446	$1,866	$539,404
GM, Integration Division	2011	$139,701	$56,600	$145,471	$1,755	$343,527

(1)	Salary includes amounts deferred under Pervasive’s 401(k) Plan.
(2)	Represents the grant date fair value of stock awards granted to our Named Executive Officers in the specified fiscal year under FASB ASC Topic 718. The assumptions used to calculate the fair value of the restricted stock awards are set forth under the heading “Stock-Based Compensation” in Note 2 to our consolidated financial statements for the fiscal year ended June 30, 2012, as filed with the Company’s Form 10-K, except that we have disregarded the estimate of forfeitures related to service-based vesting conditions pursuant to SEC rules. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers. The material terms of each restricted stock award is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.
(3)	Represents bonuses paid to Mr. Farr under the Company’s Bonus Plan and commissions paid to Mr. Van Cutsem and Mr. Speck.
(4)	Amounts paid to Mr. Van Cutsem in fiscal year 2011 and the first half of fiscal year 2012 were paid to him in Euros since he was a resident of Belgium. The amounts included in this Summary Compensation Table have been converted into U.S. dollars using an average exchange rate of 1.38577 for 2012 and 1.35923 for 2011.

2012 Outstanding Equity Awards at Fiscal Year End

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of the fiscal year ended June 30, 2012.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Option Exercise Price Per Share ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Farr, John	—		—	—	100,000	(1)	$749,000	(2)
CEO
Farr, John	40,000	(3)	$5.65	6/19/2013	—		—
Farr, John	50,000	(4)	$7.11	12/17/2013	—		—
Farr, John	100,000	(5)	$4.00	12/2/2014	—		—
Van Cutsem, Gilbert	—		—	—	50,000	(6)	$374,500	(2)
GM – Database Division
Van Cutsem, Gilbert	25,000	(7)	$5.65	6/19/2013	—		—
Van Cutsem, Gilbert	50,000	(8)	$7.11	12/17/2013	—		—
Van Cutsem, Gilbert	25,000	(9)	$4.00	12/2/2014	—		—
Speck, Lance	—		—	—	8,000	(10)	$59,920	(2)
GM – Integration Division
Speck, Lance	—		—	—	10,000	(11)	$74,900	(2)
Speck, Lance	—		—	—	40,000	(12)	$299,600	(2)
Speck, Lance	15,000	(13)	$4.14	12/5/2012	—		—
Speck, Lance	10,000	(14)	$5.65	6/19/2013	—		—
Speck, Lance	10,000	(15)	$3.92	11/2/2014	—		—
Speck, Lance	1,000	(16)	$4.53	1/21/2015	—		—
Speck, Lance	13,500	(17)	$4.20	10/31/2015	—		—
Speck, Lance	10,000	(18)	$3.72	12/14/2016	—		—

Footnotes:

(1)	Mr. Farr’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on December 30, 2014.
(2)	Based on a fair market value of $7.49, the closing price of our common stock on the NASDAQ Global Market on June 30, 2012.
(3)	Mr. Farr’s June 19, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2007.
(4)	Mr. Farr’s December 17, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2007.
(5)	Mr. Farr’s December 2, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2008.
(6)	Mr. Van Cutsem’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on January 4, 2015.
(7)	Mr. Van Cutsem’s June 19, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2007.
(8)	Mr. Van Cutsem’s December 17, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2007.
(9)	Mr. Van Cutsem’s December 2, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2008.
(10)	Mr. Speck’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on February 25, 2013.

(11)	Mr. Speck’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on February 24, 2014.
(12)	Mr. Speck’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on October 13, 2014.
(13)	Mr. Speck’s December 5, 2002 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2006.
(14)	Mr. Speck’s June 19, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2007.
(15)	Mr. Speck’s November 2, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in November 2008.
(16)	Mr. Speck’s January 21, 2005 stock option grant was subject to immediate vesting schedule and became fully exercisable in January 2005.
(17)	Mr. Speck’s October 31, 2005 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in October 2009.
(18)	Mr. Speck’s December 14, 2006 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2010.

Employment Contracts and Change of Control Arrangements

None of the Named Executive Officers have employment agreements with the Company and their employment may be terminated at any time.

The restricted stock held by our Named Executive Officers is subject to accelerated vesting provisions upon a change in control and involuntary termination as set forth in our 2006 Equity Incentive Plan and the applicable award agreements as further described below. We have no agreements with any of our Named Executive Officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change of control of the Company other than the accelerated vesting provisions applicable to restricted stock held by our Named Executive Officers under the Company’s 2006 Equity Incentive Plan and applicable award agreements.

Under the 2006 Equity Incentive Plan, a “change in control” means:

•	The acquisition by any person of 50% or more of the total voting power of the Company’s then outstanding voting securities;

•	The consummation of the sale or disposition of all or substantially all of the Company’s assets;

•

A change in the composition of the Board of Directors during any two-year period, such that a majority consists of persons who are not either directors who were in office as of the effective date of the plan or whose nominations were approved by a majority of the directors who were in office at the time of such nomination; or

•

The consummation of a merger or consolidation involving the Company where the outstanding securities of the Company immediately prior to the merger or consolidation no longer represent at least 50% of the voting power of the surviving entity immediately after such merger or consolidation.

Under the applicable award agreements, an “involuntary termination” means the termination of the individual’s employment by reason of the individual’s:

•

Involuntary dismissal or termination by the Company for reasons other than “misconduct.” For this purpose, “misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the individual, any unauthorized use or disclosure by the individual of confidential information or trade secrets of the Company (or any parent or subsidiary), or any other intentional misconduct by the individual adversely affecting the business or affairs of the Company (or any parent or subsidiary) in a material manner; or

•

Voluntary resignation following (A) a change in the individual’s position with the Company, a parent or subsidiary which materially reduces the individual’s level of responsibility as determined by the Board or any of its committees as will be administering the 2006 Equity Incentive Plan, (B) a reduction in the individual’s level of compensation (which shall include base salary and participation in bonus programs) by more than fifteen percent (15%) or (C) a relocation of the individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

The shares of restricted stock granted to Mr. Farr, Mr. Van Cutsem and Mr. Speck pursuant to awards are subject to the terms of our current Notice of Restricted Stock Award (as amended in January 2009) under our 2006 Equity Incentive Plan, which provides for accelerated vesting of all shares of restricted stock held by each of the executives immediately in the event of such executive’s involuntary termination following a change of control.

2012 Director Compensation Table

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the members of the Company’s Board of Directors for the fiscal year ended June 30, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Shelby H. Carter, Jr.	$55,000	$61,500	—	—	$116,500
(Chairman of the Board)

David A. Boucher	$21,500	$61,500	—	—	$83,000

David R. Bradford	$18,500	$61,500	—	—	$80,000

Jeff Hawn	$22,500	$61,500	—	—	$84,000

Nancy Woodward	$18,000	$61,500	—	—	$79,500

Narrative Disclosure for the Directors’ Compensation Table

Directors who are employees of the Company, namely Mr. Farr and Mr. Hoskins, do not receive any additional compensation for their services as directors. During the fiscal year ended June 30, 2012, non-employee directors of the Company received the following compensation:

•	An annual retainer of $10,000;

•	A fee of $1,500 for each Board meeting attended;

•	A fee of $500 for each committee meeting attended; and

•	A monthly retainer of $3,000 for service as the Chairman of the Board.

Non-employee directors are eligible to participate in the 2006 Equity Incentive Plan. During the fiscal year ended June 30, 2012, non-employee directors each received 10,000 shares of restricted stock that will vest 25% annually over the next four years. The shares were valued at the Company’s fair market value of $6.15 on the grant date, December 1, 2011.

Equity Compensation Plan Information

We grant options to our employees, executive officers and directors under our 2006 Equity Incentive Plan. As of June 30, 2012, options to purchase a total of 2,018,476 shares were outstanding under the 2006 Equity Incentive Plan and 328,899 shares remained available for grant under the plan. We may also issue shares of restricted stock pursuant to our 2006 Equity Incentive Plan. As of June 30, 2012, 819,000 shares of restricted stock and 60,000 restricted stock units were issued to certain executives and employees and were outstanding. The following table sets forth information regarding outstanding options and shares reserved for future issuance under our 2006 Equity Compensation Plan as of June 30, 2012:

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders (1)	2,018,476	$5.11	328,899
Equity compensation plans not approved by stockholders	—	—	—
Total	2,018,476	$5.11	328,899

(1)	Consists of the Company’s 2006 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

It is the policy of the Company not to enter into any related person transaction unless the Audit Committee reviews and approves such transaction. In reviewing and approving any related person transaction, the Audit Committee will satisfy itself that is has been fully informed as to the related person’s relationship and interest including all material facts of the proposed transaction, and determine that the transaction is fair to the Company and on terms no less favorable than could be obtained by the Company from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2012 fiscal year transactions in the securities of the Company and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2012 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders.

CODE OF ETHICS

In March 2004, the Company adopted a Code of Business Conduct and Ethics for all employees and directors, which specifically applies to the Company’s Chief Executive Officer, Chief Financial Officer and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is available on our website at www.pervasive.com.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics within five business days following the date of such amendment or waiver.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2012, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PERVASIVE SOFTWARE INC., 12365 RIATA TRACE PARKWAY, BUILDING B, AUSTIN, TEXAS 78727, ATTN: ALISON RAFFALOVICH, INVESTOR RELATIONS.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Stockholder proposals that are intended to be presented at the 2013 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 5, 2013, or one hundred and twenty (120) calendar days before the one-year anniversary of the date on which we first released our proxy statement to stockholders in connection with this year’s annual meeting of stockholders, in order to be included. Pursuant to Rule 14a-4(c) of the Exchange Act and our bylaws, as amended, stockholders who intend to present a proposal at the 2013 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify us of such proposal no less than sixty (60) days and no more than ninety (90) days before the one-year anniversary of the 2012 Annual Meeting. Provided, however, in the event the 2013 Annual Meeting has been advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the 2012 Annual Meeting, notice by a stockholder of a proposal must be received not earlier than ninety (90) days prior to such annual meeting and not later than the close of business on the later of sixty (60) days prior to the 2013 Annual Meeting or ten (10) days following the date on which public announcement of the date of the 2013 Annual Meeting is first made. If we do not receive notification of the proposal within that time, the proxy holders will be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2013 Annual Meeting. Stockholder proposals should be addressed to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Randall G. Jonkers, Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Pervasive Software Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Randall G. Jonkers, Corporate Secretary, or contact our Corporate Secretary, Randall G. Jonkers, at (512) 231-6000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Randall G. Jonkers

Secretary

Austin, Texas

October 8, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY	PERVASIVE SOFTWARE INC.	PROXY

12365 Riata Trace Parkway, Building B, Austin, Texas 78727

This Proxy is Solicited on Behalf of the Board of Directors of Pervasive Software Inc. for the Annual Meeting of Stockholders to be held November 12, 2012

The undersigned holder of Common Stock, par value $.001, of Pervasive Software Inc. (the “Company”) hereby appoints John E. Farr and Randall G. Jonkers, or any of them, proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, November 12, 2012 at 9:00 a.m. local time, at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF EACH PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

DIRECTORS IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY

USING THE ENCLOSED RETURN ENVELOPE.

If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

PERVASIVE SOFTWARE INC.

☒	Please mark votes as in this example

1.	To elect the following directors to serve for a term ending upon the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified:

	NOMINEES:	FOR	WITHHOLD

	David A. Boucher	☐	☐

	Jeffrey S. Hawn	☐	☐

	Michael E. Hoskins	☐	☐

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature:

Signature (if held jointly):

Date: , 2012

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.